UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 2, 2016

CHINA BIOLOGIC PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34566	75-2308816
(State or other jurisdiction of	(Commission File No.)	(IRS Employer ID No.)
incorporation or organization)

18th Floor, Jialong International Building
19 Chaoyang Park Road
Chaoyang District, Beijing 100125
People’s Republic of China

(Address of Principal Executive Offices)

86-10-6598-3111

Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On June 2, 2016, China Biologic Products, Inc. (the “Company”), Warburg Pincus Private Equity X, L.P. (“WP X”), Warburg Pincus X Partners, L.P. (“WPP X”) and WP X Biologics LLC (together with WP X and WPP X, the “Selling Stockholders”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. International plc (the “Underwriter”). Pursuant to the Underwriting Agreement, the Selling Stockholders agreed to sell 2,775,000 shares of the Company’s common stock (“Common Stock”), $0.0001 par value per share (the “Shares”), at a purchase price of $111.00 per share (the “Offering Price”) to the Underwriter (the “Offering”). The Offering is expected to close on June 8, 2016, subject to the satisfaction of customary closing conditions.

The Company is not selling any shares in the Offering and will not receive any proceeds from the sale of the Common Stock by the Selling Stockholders in the Offering.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and also provides for customary indemnification by each of the Company and the Selling Stockholders against certain liabilities and customary contribution provisions in respect of those liabilities. The Offering is being made pursuant to an automatically effective registration statement on Form S-3 (Registration No. 333-204761) previously filed with the Securities and Exchange Commission and a prospectus supplement (as supplemented by a free writing prospectus) thereunder. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and incorporated by reference herein, and the foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

In connection with the Offering, a copy of the opinion of counsel with respect to the validity of the Shares being sold in the Offering is filed as Exhibit 5.1 to this report and incorporated by reference herein.

Item 8.01 Other Events.

On June 2, 2016, the Company issued a press release announcing the launch of the Offering. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of June 2, 2016, by and among the Company, the Selling Stockholders and the Underwriter

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1)

99.1	Press Release issued by the Company dated June 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2016	CHINA BIOLOGIC PRODUCTS, INC.

	By:	/s/ David (Xiaoying) Gao
David (Xiaoying) Gao
Chief Executive Officer